UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) of THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2026 (May 15, 2026)

Intercontinental Exchange, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36198	46-2286804
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

5660 New Northside Drive, Third Floor, Atlanta, Georgia 30328

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 857-4700

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value per share	ICE	New York Stock Exchange
NYSE Texas, Inc.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) The Annual Meeting of Stockholders of the Company was held on May 15, 2026. At the close of business on March 19, 2026, which was the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were 566,430,761 outstanding shares of common stock eligible to vote at the Annual Meeting, constituting all of the outstanding voting securities of the Company.

(b) The results of the matters submitted to a stockholder vote at the Annual Meeting are as follows:

1. Election of Directors: Our stockholders elected the following eleven directors to each serve a one-year term expiring on the date of the 2027 Annual Meeting of Stockholders or until his or her earlier resignation or successor has been duly elected and qualified:

	For	Against	Abstain	Broker Non-Votes
Sharon Y. Bowen	481,468,524	656,867	668,138	29,338,574
Shantella E. Cooper	463,852,695	18,270,336	670,498	29,338,574
Duriya M. Farooqui	480,235,507	1,883,107	674,915	29,338,574
Lord Hague of Richmond	471,516,979	10,593,747	682,803	29,338,574
Lord Hill of Oareford	480,897,586	1,210,538	685,405	29,338,574
Mark F. Mulhern	473,462,218	8,661,534	669,777	29,338,574
Thomas E. Noonan	468,093,872	14,021,263	678,394	29,338,574
Daniel E. Pinto	481,716,256	398,212	679,061	29,338,574
Caroline L. Silver	461,623,740	20,499,037	670,752	29,338,574
Jeffrey C. Sprecher	461,206,644	20,936,031	650,854	29,338,574
Martha A. Tirinnanzi	475,845,680	6,276,572	671,277	29,338,574

2. Advisory Resolution on Executive Compensation: Our stockholders approved the proposal on executive compensation. As previously disclosed, our Board has determined to hold advisory votes on executive compensation annually.

For	Against	Abstain	Broker Non-Votes
444,677,152	35,549,565	2,566,812	29,338,574

3. Approval of the Adoption of Amendments to the Company’s Current Certificate of Incorporation to Supplement Voting and Ownership Limitations for Regulatory Compliance: Our stockholders approved the adoption of amendments to the Company’s current Certificate of Incorporation to supplement voting and ownership limitations for regulatory compliance.

For	Against	Abstain	Broker Non-Votes
481,938,842	167,195	687,492	29,338,574

4. Ratification of Appointment of Independent Registered Public Accounting Firm: Our stockholders ratified the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

For	Against	Abstain
478,979,319	31,109,563	2,043,221

5. Advisory Vote on Stockholder Proposal Regarding Independent Board Chairman: Our stockholders did not approve the stockholder proposal regarding independent board chairman.

For	Against	Abstain	Broker Non-Votes
114,294,843	365,598,810	2,899,876	29,338,574

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

INTERCONTINENTAL EXCHANGE, INC.

Date: May 19, 2026	By:	/s/ Andrew J. Surdykowski
Andrew J. Surdykowski
General Counsel